GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

NOTE 5: GOODWILL AND INTANGIBLE ASSETS

        Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010
Balance, beginning of year	$117,651	$115,907
Foreign currency translation adjustment	(821)	1,744

Balance, end of year	$116,830	$117,651

        Goodwill is tested for impairment at least annually. During 2011 and 2010, the Company performed its annual impairment review as of December 31 and concluded that there were no impairments in either year. The Company has no accumulated impairment losses at December 31, 2011.

        Impairment testing for goodwill is performed at a reporting unit level using a two-step test. Under the first step of the goodwill impairment test, the Company's estimate of the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the Company must perform step two of the impairment test (measurement). Step two of the impairment test, when necessary, requires the identification and estimation of the fair value of the reporting unit's individual assets, including intangible assets with definite and indefinite lives regardless of whether such intangible assets are currently recorded as an asset of the reporting unit, and liabilities in order to calculate the implied fair value of the reporting unit's goodwill. Under step two, an impairment loss is recognized to the extent the carrying amount of the reporting unit's goodwill exceeds the implied fair value of goodwill.

        To determine fair value, the Company utilizes the market approach valuation technique. The market approach measures fair value based on prices generated by market transactions involving identical or comparable assets or liabilities. Under the market approach, the Company applies the guideline company method in estimating fair value. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the-counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth. The guideline company method of the market approach provides an indication of value by relating the equity or invested capital (debt plus equity) of guideline companies to various measures of their earnings and cash flow, then applying such multiples to the business being valued.

        As of December 31, 2011, the estimated fair value of the Company substantially exceeded the respective carrying value.

        As of December 31, 2011 and 2010, the Company's intangible asset and related accumulated amortization for its software is as follows:

	2011	2010
Software	$24,076	$23,103
Accumulated amortization	(20,817)	(19,730)

Software, net	$3,259	$3,373

        The Company recorded amortization expense of $1,106, $1,273 and $1,026 during 2011, 2010 and 2009, respectively.

        Based on the current amount of software subject to amortization, the estimated annual amortization expense for each of the succeeding five years is as follows: $963 in 2012; $775 in 2013; $450 in 2014; $265 in 2015; and $118 in 2016.